UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 27, 2005

NEUROMETRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50856	04-3308180
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

62 Fourth Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 890-9989

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 27, 2005, NeuroMetrix, Inc. issued a press release announcing its financial results for the fourth quarter of 2004.  The full text of the press release and the related attachments are furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1                                       Press Release of NeuroMetrix, Inc. dated January 27, 2005, including attachments.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX,INC.

Dated:	January 27, 2005	By:	/s/ Shai N. Gozani, M.D., Ph.D.
Shai N. Goznai, M.D., Ph.D.
President and Chief Executive Officer

Exhibit Index

99.1	Press Release of NeuroMetrix, Inc. dated January 27, 2005, including attachments.